STOCK PURCHASE AGREEMENT

BETWEEN

VENTURES NATIONAL INCORPORATED

AND

FARWELL EQUITY PARTNERS LLC

Dated as of August 12, 2005

TABLE OF CONTENTS

Section	Page

ARTICLE I SALE AND PURCHASE OF SHARES...	1
1.1 Sale and Purchase of Shares...	1
ARTICLE II PURCHASE PRICE AND PAYMENT...	1
2.1 Amount of Purchase Price...	1
ARTICLE III CLOSING AND TERMINATION...	2
3.1 Closing Date...	2
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE SELLER.....................................................................................................................................................................	2
4.1 Organization and Good Standing...	2
4.2 Authorization of Agreement. ...	2
4.3 Capitalization...	3
4.4 Corporate Records...	3
4.5 Ownership and Transfer of Shares...	3
4.6 Ownership and Transfer of Shares...	3
4.7 Other Representations and Warranties...	4
ARTICLE V REPRESENTATIONS AND WARRANTIES OF PURCHASER.....................................................................................................................................................................	4
5.1 Organization and Good Standing...	4
5.2 Authorization of Agreement...	4
5.3 Litigation...	5
5.4 Financial Statements; SEC Reports...	5
5.5 Financial Statements; SEC Reports...	5
5.6 No Undisclosed Liabilities...	6
5.7 Absence of Certain Developments...	6
5.8 Capitalization; Issuance of Shares...	8
5.9 Financial Advisors...	8
5.10 Patriot Act...	8
ARTICLE VI CONDITIONS TO CLOSING...	9
6.1 Conditions Precedent to Obligations of Purchaser....................................................................................................................................................................................................	9
6.2 Conditions Precedent to Obligations of the Seller.....................................................................................................................................................................................................	10
ARTICLE VII DOCUMENTS TO BE DELIVERED...	10
7.1 Documents to be Delivered by the Seller...	10
7.2 Documents to be Delivered by the Purchaser...	11
ARTICLE VIII MISCELLANEOUS...	11
8.1 Payment of Sales, Use or Similar Taxes...	11
8.2 Survival of Representations and Warranties...	11
8.3 Expenses...	11
8.4 Specific Performance...	11
8.5 Further Assurances...	12
8.6 Submission to Jurisdiction; Consent to Service of Process....................................................................................................................................................................................	12
8.7 Entire Agreement; Amendments and Waivers. ...	12
8.8 Governing Law...	13
8.9 Table of Contents and Heading...	13
8.10 Notices...	13
8.11 Severability...	14
8.12 Binding Effect; Assignment...	14
8.13 Third Party Beneficiary...	14

i

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT, dated as of August ___, 2005 (the “Agreement”), between Ventures National Incorporated, a corporation existing under the laws of the State of Utah (the “Purchaser”), and Farwell Equity Partners LLC., a Delaware limited liability company (the “Seller”).

W I T N E S S E T H:

WHEREAS, the Seller owns 1,000 shares of common stock, par value $0.01 (the “Shares”), of Oblio Telecom, Inc., a corporation existing under the laws of the State of Delaware, which Shares constitute all of the issued and outstanding shares of capital stock of the Company;

WHEREAS, the Company, immediately prior to the completion of the transaction hereunder, has acquired substantially all of the assets of Oblio Telecom L.L.P., a Texas limited liability partnership (“Oblio”), pursuant to that certain Asset Purchase Agreement dated July 27, 2005 (the “Purchase Agreement”) between the Seller, the Company, Oblio, and Sammy Jibrin and Radu Achiriloaie (together, the “Owners”); and

WHEREAS, the Seller desires to sell to Purchaser, and the Purchaser desires to purchase from the Seller, the Shares for the purchase price and upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

ARTICLE I
SALE AND PURCHASE OF SHARES

1.1     Sale and Purchase of Shares.

Upon the terms and subject to the conditions contained herein, on the Closing Date the Seller shall sell, assign, transfer, convey and deliver to the Purchaser, and the Purchaser shall purchase from the Seller, the Shares. The purchase and sale of the Shares pursuant to this Agreement shall be effective as of the close of business on the Closing Date (the "Effective Time").

ARTICLE II
PURCHASE PRICE AND PAYMENT
2.1     Amount of Purchase Price.  The purchase price for the Shares shall be the issuance and delivery to the Seller of 66,000,000 shares of Purchaser’s common stock, par value $0.001 (the “ Purchaser Shares”).

ARTICLE III
CLOSING AND TERMINATION
3.1     Closing Date. Subject to the satisfaction of the conditions set forth in Sections 7.1 and 7.2 hereof (or the waiver thereof by the party entitled to waive that condition), the closing of the sale and purchase of the Shares provided for in Section 1.1 hereof (the "Closing") shall take place at the offices of Sichenzia Ross Friedman Ference LLP located at 1065 Avenue of the Americas, New York, New York 10018 (or at such other place as the parties may designate in writing) on the date first above written or on such other date as the Seller and the Purchaser may determine. The date on which the Closing shall be held is referred to in this Agreement as the "Closing Date

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby represents and warrants to the Purchaser that:

4.1     Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation as set forth above and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted. The Company is duly qualified or authorized to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified would not have a material adverse effect on the business, assets or financial condition of Company taken as a whole (“Material Adverse Effect”).

4.2     Authorization of Agreement.  The Seller has all requisite power, authority and legal capacity to execute and deliver this Agreement, and each other agreement, document, or instrument or certificate contemplated by this Agreement or to be executed by the Seller in connection with the consummation of the transactions contemplated by this Agreement (together with this Agreement, the "Seller Documents"), and to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each of the Seller Documents will be at or prior to the Closing, duly and validly executed and delivered by the Seller and (assuming the due orization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and each of the Seller Documents when so executed and delivered will constitute, legal, valid and binding obligations of the Seller, forceable against the Seller in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to nforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

4.3     Capitalization.

 The authorized capital stock of the Company consists of 1,000 shares of common stock, par value $0.01 (the “Common Stock”), all of which are issued and outstanding, and 10,000 shares of preferred stock, par value $0.01 (the “Preferred Stock”), none of which have been issued. All of the issued and outstanding shares of Common Stock were duly authorized for issuance and are validly issued, fully paid and non-assessable.

4.4 Corporate Records.

(a)    The Seller has delivered to the Purchaser true, correct and complete copies of the certificate of incorporation (certified by the Secretary of the State of Delaware) and by-laws (certified by the Company’s secretary, assistant secretary or other appropriate officer) of the Company.

(b)     The minute books of the Company previously made available to the Purchaser contain complete and accurate records of all meetings and accurately reflect all other corporate action of the stockholders and board of directors (including committees thereof) of the Company. The stock certificate books and stock transfer ledgers of the Company previously made available to the Purchaser are true, correct and complete.

4.5    Conflicts; Consents of Third Parties.

(a)     None of the execution and delivery by the Seller, the Seller Documents, the consummation of the transactions contemplated hereby or thereby, or compliance by the Seller with any of the provisions hereof or thereof will (i) conflict with, or result in the breach of, any provision of the certificate of incorporation or by-laws of the Company; (ii) conflict with, violate, result in the breach or termination of, or constitute a default under any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which the Company is a party or by which any of them or any of their respective properties or assets is bound; (iii) violate any statute, rule, regulation, order or decree of any governmental body or authority by which the Company is bound; or (iv) result in the creation of any lien, charge or encumbrance or any kind or nature (“Lien”) upon the properties or assets of the Company except, in case of clauses (ii), (iii) and (iv), for such violations, breaches or defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

(b)    Except as set forth in Schedule 4.5, no consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any person, entity or governmental body is required on the part of the Seller or the Company in connection with the execution and delivery of the Seller Documents, or the compliance by the Seller or the Company as the case may be, with any of the provisions hereof or thereof.

4.6    Ownership and Transfer of Shares.The Seller is the record and beneficial owner of the Shares, free and clear of any and all Liens. The Seller has the power and authority to sell, transfer, assign and deliver such Shares as provided in this Agreement, and such delivery will convey to the Purchaser good and marketable title to such Shares, free and clear of any and all liens.

4.7    Other Representations and Warranties. The Seller, with Oblio’s and the Owners’ consent, herewith repeats all representations and warranties made by Oblio and the Owners set forth in Sections 3.6 through 3.28 of the Purchase Agreement which representations and warranties are hereby incorporated by reference to the Purchase Agreement and which, under the terns of the Purchase Agreement, may be relied upon by Purchaser as though made by Oblio and the Owners herein. In case of a breach of such representations and warranties, Purchaser shall be entitled exclusively to the remedies against the Seller, Oblio and the Owners afforded to the Seller under the Purchase Agreement, including, without limitation, Article VIII thereof. Purchaser shall have no remedies against Oblio and the Owners hereunder.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PURCHASER
5.1     Organization and Good Standing.

The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah upon filing of its annual reports as required by Utah law.

5.2     Authorization of Agreement.

The Purchaser has full corporate power and authority to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by the Purchaser in connection with the consummation of the transactions contemplated hereby and thereby (together with such other documents, the “Purchaser Documents”), and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Purchaser of this Agreement and each Purchaser Document have been duly authorized by all necessary corporate action on behalf of the Purchaser. This Agreement has been, and each Purchaser Document will be at or prior to the Closing, duly executed and delivered by the Purchaser and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and each Purchaser Document when so executed and delivered will constitute, legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

5.3    Conflicts; Consents of Third Parties.

(a) Neither of the execution and delivery by the Purchaser of the Purchaser Documents, nor the compliance by the Purchaser with any of the provisions hereof or thereof will (i) conflict with, or result in the breach of, any provision of the certificate of incorporation or by-laws of the Purchaser, (ii) conflict with, violate, result in the breach of, or constitute a default under any note, bond, mortgage, indenture, license, agreement or other obligation to which the Purchaser is a party or by which the Purchaser or its properties or assets are bound or (iii) violate any statute, rule, regulation, order or decree of any governmental body or authority by which the Purchaser is bound, except, in the case of clauses (ii) and (iii), for such violations, breaches or defaults as would not, individually or in the aggregate, have a material adverse effect on the business, properties, results of operations, prospects, conditions (financial or otherwise) of the Purchaser and its subsidiaries, taken as a whole.

(b) No consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any person or governmental body is required on the part of the Purchaser in connection with the execution and delivery of this Agreement or the Purchaser Documents or the compliance by Purchaser with any of the provisions hereof or thereof.

5.4    Litigation. There are no Legal Proceedings pending or, to the best knowledge of the Purchaser, threatened that are reasonably likely to prohibit or restrain the ability of the Purchaser to enter into this Agreement or consummate the transactions contemplated hereby.

5.5    Financial Statements; SEC Reports.

(a) The Purchaser has delivered to the Seller copies of (i) the audited consolidated balance sheets of the Purchaser as at August 31, 2004 and 2003 and the related audited consolidated statements of income and of cash flows of the Purchaser for the fiscal years then ended and (ii) the unaudited but reviewed consolidated balance sheet of the Purchaser as at February 28, 2005 and the related consolidated statements of income and cash flows of the Purchaser for the six-month period then ended (such audited and unaudited statements, including the related notes and schedules thereto, are referred to herein as the “Purchaser Financial Statements”). Each of the Purchaser Financial Statements is complete and correct in all material respects, will be prepared in accordance with GAAP (subject to normal year-end adjustments in the case of the unaudited statements) and in conformity with the practices consistently applied by the Purchaser without modification of the accounting principles used in the preparation thereof and will present fairly the financial position, results of operations and cash flows of the Purchaser as at the dates and for the periods indicated.

For the purposes hereof, the unaudited but reviewed consolidated balance sheet of the Purchaser as at February 28, 2005 is referred to as the “Purchaser Balance Sheet” and February 28, 2005 is referred to as the “Purchaser Balance Sheet Date”.

(b) The Purchaser has filed all reports required to be filed by it under the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

5.6     No Undisclosed Liabilities. The Purchaser has no indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described on the Purchaser Balance Sheet or in the notes thereto in accordance with GAAP which was not fully reflected in, reserved against or otherwise described in the Purchaser Balance Sheet or the notes thereto or was not incurred in the ordinary course of business consistent with past practice since the Purchaser Balance Sheet Date.

5.7    Absence of Certain Developments. Except as expressly contemplated by this Agreement or as set forth on Schedule 4.7, since the Purchaser Balance Sheet Date:

(i)     there has not been an event which had a Material Adverse Effect on Purchaser nor has there occurred any event which is reasonably likely to result in a Material Adverse Effect on Purchaser;

(ii)     there has not been any damage, destruction or loss, whether or not covered by insurance, with respect to the property and assets of the Seller having a replacement cost of more than $50,000 for any single loss or $100,000 for all such losses;

(iii)     there has not been any declaration, setting aside or payment of any dividend or other distribution in respect of any shares of capital stock of the Seller or any repurchase, redemption or other acquisition by the Seller of any outstanding shares of capital stock or other securities of, or other ownership interest in, the Seller;

(iv)     the Purchaser has not awarded or paid any bonuses to employees of the Purchaser with respect to the fiscal year ended 2004, except to the extent accrued on the Purchaser Balance Sheet or entered into any employment, deferred compensation, severance or similar agreement (nor amended any such agreement) or agreed to increase the compensation payable or to become payable by it to any of the Purchaser’s directors, officers, employees, agents or representatives or agreed to increase the coverage or benefits available under any severance pay, termination pay, vacation pay, company awards, salary continuation for disability, sick leave, deferred compensation, bonus or other incentive compensation, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with such directors, officers, employees, agents or representatives (other than normal increases in the ordinary course of business consistent with past practice and that in the aggregate have not resulted in a material increase in the benefits or compensation expense of the Purchaser);

(v)              there has not been any change by the Purchaser in accounting or Tax reporting principles, methods or policies;

(vi)             the Purchaser has not entered into any transaction or Contract or conducted its business other than in the ordinary course consistent with past practice;

(vii)    the Purchaser has not failed to promptly pay and discharge current liabilities except where disputed in good faith by appropriate proceedings;

(viii)           the Purchaser has not made any loans, advances or capital contributions to, or investments in, any Person or paid any fees or expenses to the Seller or any Affiliate of the Seller;

(ix)    the Purchaser has not mortgaged, pledged or subjected to any Lien any of its assets, or acquired any assets or sold, assigned, transferred, conveyed, leased or otherwise disposed of any assets of the Seller, except for assets acquired or sold, assigned, transferred, conveyed, leased or otherwise disposed of in the ordinary course of business consistent with past practice;

(x)              the Purchaser has not discharged or satisfied any Lien, or paid any obligation or liability (fixed or contingent), except in the ordinary course of business consistent with past practice and which, in the aggregate, would not be material to the Seller;

(xi)    the Purchaser has not canceled or compromised any debt or claim or amended, canceled, terminated, relinquished, waived or released any Contract or right except in the ordinary course of business consistent with past practice and which, in the aggregate, would not be material to the Purchaser;

(xii)            the Purchaser has not made or committed to make any capital expenditures or capital additions or betterments in excess of $50,000 individually or $200,000 in the aggregate;

(xiii)           the Purchaser has not instituted or settled any material legal proceeding; and

(xiv)           the Purchaser has not agreed to do anything set forth in this Section 5.7.

5.8               Capitalization; Issuance of Shares.

(a) The authorized capital stock of the Purchaser consists of 950,000,000 shares of common stock, $.001 par value (“Purchaser Common Stock”), of which 24,749,305 shares are outstanding as of the date hereof. All of the issued and outstanding shares of Common Stock were duly authorized for issuance and are validly issued, fully paid and non-assessable.

5.9               Financial Advisors.

No person has acted, directly or indirectly, as a broker, finder or financial advisor for the Purchaser in connection with the transactions contemplated by this Agreement and no person is entitled to any fee or commission or like payment in respect thereof.

5.10    Patriot Act.

The Purchaser certifies that, to the best of the Purchaser’s knowledge, the Purchaser has not been designated, and is not owned or controlled, by a “suspected terrorist” as defined in Executive Order 13224. The Purchaser hereby acknowledges that the Seller seeks to comply with all applicable Laws concerning money laundering and related activities. In furtherance of those efforts, the Purchaser hereby represents, warrants and agrees that: (i) none of the cash or property owned by the Seller has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by the Purchaser has, and this Agreement will not, cause the Purchaser to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001.

ARTICLE VI
CONDITIONS TO CLOSING
6.1     Conditions Precedent to Obligations of Purchaser.

The obligation of the Purchaser to consummate the transactions contemplated by this Agreement is subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived by the Purchaser in whole or in part to the extent permitted by applicable Law):

(a)    all representations and warranties of the Seller contained herein shall be true and correct, as of the date hereof;

(b)    all representations and warranties of the Seller contained herein qualified as to materiality shall be true and correct, and the representations and warranties of the Seller contained herein not qualified as to materiality shall be true and correct in all material respects, at and as of the Closing Date with the same effect as though those representations and warranties had been made again at and as of that time;

(c)    the Seller shall have performed and complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date;

(d)    the Purchaser shall have been furnished with certificates (dated the Closing Date and in form and substance reasonably satisfactory to the Purchaser) executed by each Seller certifying as to the fulfillment of the conditions specified in Sections 6.1(a), 6.1(b) and 6.1(c) hereof;

(e)     Certificates representing the Shares shall have been, or shall at the Closing be, validly delivered and transferred to the Purchaser, free and clear of any and all liens;

(f)     there shall not have been or occurred any event causing a Material Adverse Effect on the Company;

(g)    the Seller shall have obtained all consents and waivers referred to in Section 4.6 hereof and not otherwise waived by Purchaser, in a form reasonably satisfactory to the Purchaser, with respect to the transactions contemplated .

(h)    no Legal Proceedings shall have been instituted or threatened or claim or demand made against the Seller, the Company, or the Purchaser seeking to restrain or prohibit or to obtain substantial damages with respect to the consummation of the transactions contemplated hereby, and there shall not be in effect any order by a governmental body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby;

6.2     Conditions Precedent to Obligations of the Seller.

The obligations of the Seller to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions (any or all of which may be waived by the Seller in whole or in part to the extent permitted by applicable Law):

(a)    all representations and warranties of the Purchaser contained herein shall be true and correct as of the date hereof;

(b)    all representations and warranties of the Purchaser contained herein qualified as to materiality shall be true and correct, and all representations and warranties of the Purchaser contained herein not qualified as to materiality shall be true and correct in all material respects, at and as of the Closing Date with the same effect as though those representations and warranties had been made again at and as of that date;

(c)    the Purchaser shall have performed and complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Purchaser on or prior to the Closing Date;

(d)    the Seller shall have been furnished with certificates (dated the Closing Date and in form and substance reasonably satisfactory to the Seller) executed by the Chief Executive Officer and Chief Financial Officer of the Purchaser certifying as to the fulfillment of the conditions specified in Sections 6.2(a), 6.2(b) and Section 6.2(c);

(e)    there shall not have been or occurred any event causing a Material Adverse Effect on the Purchaser;

(f)     no Legal Proceedings shall have been instituted or threatened or claim or demand made against the Purchaser seeking to restrain or prohibit or to obtain substantial damages with respect to the consummation of the transactions contemplated hereby, and there shall not be in effect any order by a governmental body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby.

ARTICLE VII
DOCUMENTS TO BE DELIVERED

7.1     Documents to be Delivered by the Seller.

At the Closing, the Seller shall deliver, or cause to be delivered, to the Purchaser the following:

(a)     stock certificates representing the Shares, duly endorsed in blank or accompanied by stock transfer powers and with all requisite stock transfer tax stamps attached;

(b)     the certificates referred to in Section 6.1(d) hereof; and

(c)     such other documents as the Purchaser shall reasonably request.

7.2     Documents to be Delivered by the Purchaser.

At the Closing, the Purchaser shall deliver to the Seller the following:

(a)     The Purchaser Shares;

(b)     the certificates referred to in Section 6.2(d) hereof;

(c) such other documents as the Seller shall reasonably request.

ARTICLE VIII
MISCELLANEOUS
8.1     Payment of Sales, Use or Similar Taxes.

All sales, use, transfer, intangible, recordation, documentary stamp or similar Taxes or charges, of any nature whatsoever, applicable to, or resulting from, the transactions contemplated by this Agreement shall be borne by the Seller.

8.2     Survival of Representations and Warranties.

The parties hereto hereby agree that the representations and warranties contained in this Agreement or in any certificate, document or instrument delivered in connection herewith, shall survive the execution and delivery of this Agreement, and the Closing hereunder, regardless of any investigation made by the parties hereto; provided, however, that any claims or actions with respect thereto shall terminate unless within twenty four (24) months after the Closing Date written notice of such claims is given to the Seller or such actions are commenced.

8.3     Expenses.

Except as otherwise provided in this Agreement, the Seller and the Purchaser shall each bear its own expenses incurred in connection with the negotiation and execution of this Agreement and each other agreement, document and instrument contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby, it being understood that in the event the transaction is consummated the Company shall not bear any of such costs and expenses; provided, however, that the costs associated with the audit of the Company in connection with the transaction contemplated hereby shall be paid by the Purchaser as a post-transaction expense.

8.4     Specific Performance.

The Seller acknowledges and agrees that the breach of this Agreement would cause irreparable damage to the Purchaser and that the Purchaser will not have an adequate remedy at law. Therefore, the obligations of the Seller under this Agreement, including, without limitation, the Seller’s obligation to sell the Shares to the Purchaser, shall be enforceable by a decree of specific performance issued by any court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

8.5     Further Assurances.

The Seller and the Purchaser each agree to execute and deliver such other documents or agreements and to take such other action as may be reasonably necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

8.6     Submission to Jurisdiction; Consent to Service of Process.

(a)     The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the State of Delaware over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable Law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)     Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding by the mailing of a copy thereof in accordance with the provisions of Section 8.10.

8.7 Entire Agreement; Amendments and Waivers.

This Agreement (including the schedules and exhibits hereto) represents the entire understanding and agreement among the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

8.8     Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

8.9     Table of Contents and Headings.

The table of contents and section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

8.10     Notices.

All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered by hand, overnight delivery or mailed by certified mail, return receipt requested, to the parties (and shall also be transmitted by facsimile to the persons receiving copies thereof) at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

(a) Purchaser:

Ventures-National Incorporated
44358 Old Warm Springs Blvd.
Fremont, CA 94538
Attn: David Marks, Chairman
Phone: 510-824-1200
Fax: 312-873-3739

Copy to:

Thomas A. Rose, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Facsimile: (212) 930-9725

(b) Seller:

1818 North Farwell Avenue,
Milwaukee, WI 53202
Attn: David Marks, Managing Member
Phone: 510-824-1200
Fax: 312-873-3739

8.11     Severability.

If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement shall remain in effect.

8.12     Binding Effect; Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement except as provided below. No assignment of this Agreement or of any rights or obligations hereunder may be made by either the Seller or the Purchaser (by operation of law or otherwise) without the prior written consent of the other parties hereto and any attempted assignment without the required consents shall be void; provided, however, that the Purchaser may assign this Agreement and any or all rights or obligations hereunder (including, without limitation, the Purchaser's rights to seek indemnification hereunder) to any Affiliate of the Purchaser. Upon any such permitted assignment, the references in this Agreement to the Purchaser shall also apply to any such assignee unless the context otherwise requires.

8.13     Third Party Beneficiary.

The parties hereto agree that Oblio and the Owners are third party beneficiaries of the Purchaser’s representations and warranties made in Article V hereof and that they shall have the right to rely upon same as if they were made in the final and executed version of the Purchase Agreement. Breach of any such representations and warranties by the Purchaser will entitle them to indemnification under Article VIII of the Purchase Agreement.

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VENTURES NATIONAL INCORPORATED

By: /s/_____________________________
David Marks, Chairman

FARWELL EQUITY PARTNERS LLC.

By: /s/______________________________
David Marks, Managing Member

As to Section 4.7 only:

OBLIO TELECOM L.L.P.

By:  /s/_______________________________

/s/___________________________________
SAMMY JIBRIN

/s/____________________________________
RADU ACHIRILOAIE